ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2018
Disclosure of analysis of single amount of discontinued operations [abstract]
ASSETS HELD FOR SALE

10.	ASSETS HELD FOR SALE

During the year ended December 31, 2018, the Company entered into an asset purchase agreement (the “Agreement”) with a company (the “Purchaser”) whereby the Company has agreed to sell to the Purchaser certain tower assets in Colombia. The sale was not completed as of December 31, 2018, and accordingly the Company has reclassified the towers from property and equipment to assets held for sale on the consolidated statement of financial position . The net book value reported represents the lower of the carrying value and fair value less costs to sell.

In connection with the Agreement, the Company received an advance of USD$1,300,000 from the Purchaser in the form of a promissory note. The amount is subject to an annual interest rate of 10%, due on demand and is secured by a personal guarant ee from the Company’s Chief Executive Officer. During the year ended December 31, 2018, the Company has incurred interest expense of $14,840 on this promissory note, which remains payable and is recorded within interest payable on the consolidated statement of financial position. As at December 31, 2018, the balance of the promissory note outstanding is $1,780,822 (USD$1,300,000)